Operations	12 Months Ended
Dec. 31, 2021
Disclosure of Operations [Abstract]
Operations

1. Operations

Ultrapar Participações S.A. (“Ultrapar” or “Company”) is a publicly-traded company headquartered at the Brigadeiro Luis Antônio Avenue, 1343 in the city of São Paulo – SP, Brazil, listed on B3 S.A. – Brasil, Bolsa, Balcão (“B3”), in the Novo Mercado listing segment under the ticker “UGPA3” and on the New York Stock Exchange (“NYSE”) in the form of level III American Depositary Receipts (“ADRs”) under the ticker “UGP”.

The Company engages in the investment of its own capital in services, commercial, and industrial activities, through the subscription or acquisition of shares of other companies. Through its subsidiaries, it operates in the segments of liquefied petroleum gas – LPG distribution (“Ultragaz”), fuel distribution and related businesses (“Ipiranga”), storage services for liquid bulk (“Ultracargo”) and digital payments segment (“Abastece aí”). The information about segments are disclosed in Note 32. The activities related to the production and marketing of chemical products (“Oxiteno”) and retail distribution of pharmaceutical, hygiene, beauty, and skincare products (“Extrafarma”) are presented as discontinued operations (see Note 3).

a. Clarifications on the impacts of COVID-19

The World Health Organization (“WHO”) declared a coronavirus pandemic (COVID-19) on March 11, 2020. To contain a spread of the virus in Brazil, the Ministry of Health (“MH”) and the state and municipal governments announced several actions to reduce the agglomeration and movement of people, including the closing of commerce, parks and common areas. In this context, the Company created a Crisis Committee to keep up with it and monitor the main risks and adopt preventive and emergency measures to reduce the pandemic effects.

Since the beginning of the coronavirus pandemic, the Company and its subsidiaries acted in numerous initiatives to ensure the safety and security of its employees and the stability and continuity of its operations and partners, the financial solidity of the Company. All the activities of the companies controlled by the Company are classified as essential in the context of the measures adopted to face the pandemic.

The Company and its subsidiaries quickly adopted the work at home (expressed by home office) for the administrative public, with all the necessary support for the operational continuity. In addition to basic safety concerns with employees, companies implemented several initiatives aimed at welfare, such as virtual meetings, psychological support and concern for ergonomics, following the principle of valuing people.

The emergency measures and speed in answer to the first effects of the crisis, as well as initiatives to support the supply chain, were effective to keep the activities of the subsidiaries in operation, ensuring the delivery of essential services to the population and preserving the health and security of employees and partners.

Remains uncertain to what extent the financial information, after December 31, 2021, may be affected by the commercial, operational and financial impacts of the pandemic, because it will depend on its duration and the impacts on economic activities, as well as government, business in response to the crisis. In this context, some financial risk assessments, projections and impairment tests, in connection with the preparation of these financial statements, may be impacted by the pandemic, and may adversely affect the financial position of the Company and its subsidiaries.

Operational impacts

The implemented measures of social isolation, restrictions on the movement of people and to the operation of certain businesses due to COVID-19 pandemic affected economic activity in Brazil in the last two years, however, with the advance of vaccination the negative impacts have been reduced in the last months. No significant effects were observed on the operations of the Company and its subsidiaries in the year of 2021.

Main risks and associated measures

Credit risk - The actions taken by the Company and its subsidiaries throughout 2020 and 2021 softened the impacts of the pandemic on the financial condition and its customers and, consequently, mitigated its potential effects on default rates, that are at lower level than in 2020. The effects of loss allowance for expected credit losses of year ended December 31, 2021 are disclosed in Notes 6 and 33.d.

Risk of realization of deferred tax assets - the Company and its subsidiaries annually prepare technical assumption study of the constitution and realization of credits related to deferred tax assets, considering the current projections and tax planning strategies approved by the Board of Directors and did not identify the need for write-offs for the year ended on December 31, 2021.

Risks in financial instruments - the increase in volatility in financial markets may impact financial results according to sensitivity analyzes presented in Note 33.

Liquidity risk – The Company and its subsidiaries presented movements in their net debt position consistent with the results and the seasonality of their businesses.

The management of the Company and its subsidiaries continue maintaining discipline in control of costs and expenses to preserve cash in all business and selectivity in the allocation of capital without compromising sustainable business growth.

b. Clarifications on the cyber incident

The Company experienced on January 11, 2021 a  ransomware attack in its information technology environment.

As a precautionary measure, the Company interrupted its systems, affecting for a short period of time the operations of its subsidiaries. Immediately, all security and control measures were adopted to remedy the situation and as of January 14, 2021 the operational systems of the Company and its subsidiaries began to be gradually restored, according with the priority and relevance of each affected process. Since January 25, 2021 all the critical information systems of the Company and its subsidiaries are in full operation.

The Company had a specific insurance policy for cyber incidents, which has already been triggered, being the assessment of such claim is in progress. For further information see Note 35.b.

c. Approval of the Oxiteno S.A. share purchase and sale agreement by CADE

On August 16, 2021, the Company announced the signing of a share purchase agreement for the sale of all shares of Oxiteno S.A. – Indústria e Comércio (“Oxiteno S.A.”) to Indorama Ventures PLC (“Indorama”). On March 7, 2022, CADE approved the transaction without restrictions. On April 1, 2022, the transaction closed. The initial payment of  US$1,150 million (equivalent to R$ 5,449.6 million) (1), adjusted by the variations in working capital and net debt position of US$ 176 million (equivalent to R$ 834,0 million) (1), resulted in the total initial payment of US$ 1,326 (equivalent to R$ 6,283.6 million) (1), which was settled on April 1, 2022. This amount is still subject to final working capital and net debt adjustments. The final payment of US$150 million (equivalent to R$ 710.8 million) (1), will be settled in April 2024. Oxiteno S.A.was controlled by the Company, which held a 100% interest in the Company.

(1) As of the closing date of the transaction, the amount converted into Reais using the exchange rate of US$ 1.00 to R$ 4.74, which implies a closing value of R$ 6,283.6 million for the initial payment.